UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 14, 2004
NEW RIVER PHARMACEUTICALS INC.
(Exact name of Registrant as specified in charter)
Virginia	000-50851	54-1816479
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
1881 Grove Avenue, Radford, Virginia		24141
(Address of principal executive offices)		(Zip code)
Registrantäs telephone number, including area code		(540) 633-7978
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

☐	Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On September 14, 2004, New River Pharmaceuticals Inc. (the “Company”) presented at the 17th Annual Bear Stearns Healthcare Conference. This presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 8 — Other Events

Item 8.01. Other Events.

On September 14, 2004, during the Companyäs presentation at the 17th Annual Bear Stearns Healthcare Conference, management of the Company disclosed that they are evaluating partnering opportunities with respect to the further development and commercialization of NRP104, the Companyäs most advanced compound intended as a treatment for attention deficit hyperactivity disorder (ADHD) in pediatric populations. The Company has engaged an investment bank to coordinate this process in the United States. The Company will make its decision either to partner or self-market NRP104 based upon the best interests of the shareholders.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Presentation made on September 14, 2004 by the Company at the 17th Annual Bear Stearns Healthcare Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2004
NEW RIVER PHARMACEUTICALS INC.

By: /s/ Randal J. Kirk
Randal J. Kirk
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number                         Exhibit

99.1	Presentation made on September 14, 2004 by the Company at the 17th Annual Bear Stearns Healthcare Conference.